SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): October 13, 2004


                            Z-Tel Technologies, Inc.
             (Exact name of registrant as specified in its charter)


          Delaware                        000-28467               59-3501119
(State or other jurisdiction             (Commission          (I.R.S. Employer
     of incorporation)                   File Number)        Identification No.)


                  601 South Harbour Island Boulevard, Suite 220
                              Tampa, Florida 33602
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                            (813) 273-6261 (Telephone
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                          number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 5.03. Amendments to Articles of Incorporation or Bylaws; Changes in Fiscal
           Year

     The board of directors of Z-Tel Technologies, Inc. ("Z-Tel") having previously determined to file two certificates of correction to its certificate of incorporation, Z-Tel filed the certificates of correction with the Secretary of State of the State of Delaware on October 12, 2004.

     Copies of the certificates of correction are attached hereto as Exhibit 1 and are incorporated herein by reference.

Item 8.01.  Other Events

     On October 6, 2004 Z-Tel filed a preliminary proxy statement on Schedule 14A with the Securities and Exchange Commission.

     A copy of the preliminary proxy statement is attached hereto as Exhibit 2 and is incorporated herein by reference.

Item 9.01.  Exhibits

     1. Certificates of Correction to the Certificate of Amendment of Certificate of Incorporation of Z-Tel Technologies, Inc. filed with the Secretary of State of the State of Delaware on October 12, 2004.

     2. Preliminary Proxy Statement as filed with the Securities and Exchange Commission on October 6, 2004.



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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  October 11, 2004

                                    Z-TEL TECHNOLOGIES, INC.




                                    By:  /s/ Horace J. Davis, III
                                         --------------------------------------
                                         Name:   Horace J. Davis, III
                                         Title:  Acting Chief Executive Officer